SERIES A WARRANT CERTIFICATE

Date Issued: __________________________

This certificate (the "Certificate") represents ________ Series "A" Warrants (individually a "Warrant" or collectively the "Warrants") of Oxis International, Inc., a Delaware corporation (the "Company").  This Certificate is issued to __________________________________ (the "Holder") by the Company.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder or assigns (collectively hereafter the "Holder") is entitled, upon surrender of this Certificate at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase one common share (a "Share" or in the aggregate the "Shares") of the Company for each Warrant represented hereby, at an exercise price of $____ per Share (such price, as may be adjusted from time to time, is herein referred to as the "Exercise Price").

2.  Exercise Period. Each Warrant shall be exercisable during the term commencing on the issue date of this Certificate and ending at 5 p.m. Eastern time five years thereafter (the "Exercise Period").

3.  Method of Exercise. The Warrants are exercised by: (i) the surrender of the Certificate, together with a notice of exercise to the Secretary of the Company at its principal offices; and (ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4.  Exercise of Warrants; Amendment of Certificate. Upon the exercise of any Warrants represented hereby, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the Notice of Exercise.  If less than all of the Warrants represented hereby are exercised, the Company shall issue an amended Certificate representing the remaining Warrants. All other terms and conditions of such amended Certificate shall be identical to those contained herein.

5.  Issuance of Shares. The Company covenants that (i) the Shares, when issued pursuant to the exercise of the Warrants, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof, (ii) during the Exercise Period the Company will reserve from its authorized and unissued common stock sufficient Shares in order to perform its obligations under this Certificate.

6.  Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as follows:

a)
Subdivisions, Combinations and Other Issuances. If the Company shall at any time before the expiration of the Warrants subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of the Warrants shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under the Warrants (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

b)
Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock (including because of a change of control) of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then the Company shall make appropriate provision so that the holder of the Warrants shall have the right at any time before the expiration of the Warrants to purchase, at a total price equal to that payable upon the exercise of the Warrants, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of the Warrants immediately before such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of the Warrants so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

c)
Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrants, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of the Warrants.

7.  No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrants, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

9.  Representations and Warranties by the Holder. By acceptance of this Certificate, the Holder represents and warrants to the Company as follows:

(a)  The Warrants and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act"). Upon exercise of the Warrants, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of the Warrants are being acquired for investment and not with a view toward distribution or resale.

(b)  The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Warrants and the Shares purchasable pursuant to the terms of the Warrants and of protecting its interests in connection therewith.

(c)  The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of the Warrants.

10.  Warrants Transferable. Subject to compliance with the terms and conditions of this Section 11, the Warrants and all rights hereunder are transferable, without charge to the Holder (except for transfer taxes, if any), upon surrender of this Certificate properly endorsed and accompanied by written instructions of transfer. With respect to any offer, sale or other disposition of the Warrants or any Shares acquired pursuant to the exercise of the Warrants before registration of such Warrants or Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's counsel, or other evidence, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of the Warrants or the Shares and indicating whether or not under the Act certificates for the Warrants or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of the Warrants or the Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 11 that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Each certificate representing the Warrants or the Shares transferred in accordance with this Section 11 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Holder, such legend is not required. In order to ensure compliance with such laws, the Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

11.  Rights of Stockholders. No holder of the Warrants shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of the Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrants shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

12.  Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as set forth on the schedule of investors to the offering pursuant to which the Warrants were purchased, and (ii) if to the Company, at the address of its principal corporate offices (attention: President), with a copy to Gary R. Henrie Attorney at Law, P.O. Box 107, Nauvoo, IL  62354 (which copy shall not be deemed to constitute notice to the Company) or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

13.  Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to the conflicts of law provisions of Delaware or of any other state.

14.  Rights and Obligations Survive Exercise of Warrants. Unless otherwise provided herein, the rights and obligations of the Company, of the holder of the Warrants and of the holder of the Shares issued upon exercise of the Warrants, shall survive the exercise of the Warrants.

Oxis International, Inc.

By: ___________________________________
       Steven Weldon, CFO
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